UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)

August 11, 2011

DEVRY INC.
(Exact name of registrant as specified in its charter)

Delaware	1-13988	36-3150143
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3005 Highland Parkway Downers Grove, Illinois	60515
(Address of principal executive offices)	(Zip Code)

(630) 515-7700
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

DeVry Inc. recently renamed and repositioned some of its segments to reflect the current alignment of its operations. The former Other Educational Services segment was combined with the former Professional Education segment to create the International, K-12 and Professional Education segment. The three reporting segments are now as follows:

▪	Business, Technology and Management (undergraduate and graduate at DeVry University, including Keller Graduate School of Management)
▪	Medical and Healthcare (Chamberlain College of Nursing, Ross University, and Carrington College Group, Inc., and as of August 3, 2011, American University of the Caribbean)
▪	International, K-12 and Professional Education (DeVry Brasil, Advances Academics and Becker Professional Education)

The segments described above have changed from those previously reported by DeVry.  The two largest segments, Business, Technology and Management; and Medical and Healthcare, remained unchanged as our two U.S. postsecondary educational segments. The combining of the former Professional Education and Other Educational Services segments reflects the realignment of DeVry’s management structure with DeVry Brasil, Advanced Academics and Becker Professional Education now reporting to one executive.  The new segment structure is consistent with how the Chief Operating Decision Maker evaluates performance and allocates resources to DeVry’s operating segments.  In addition, the new structure combines those educational institutions outside of United States postsecondary education into one segment.

Included as Exhibit 99.1 to this Form 8-K are historical quarterly Revenue and Operating Income before Non-controlling Interest and Income Taxes amounts by the renamed and repositioned segments for fiscal years 2011 and 2010. Included as Exhibit 99.2 to this Form 8-K are historical quarterly Revenue and Operating Income before Non-controlling Interest and Income Taxes amounts by the formerly reported segments for fiscal years 2011 and 2010.

Forward Looking Statements

Certain statements contained in this Form 8-K and related press release, including those that affect DeVry’s expectations or plans, may constitute forward-looking statements subject to the Safe Harbor Provision of the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally can be identified by phrases such as DeVry Inc. or its management “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “foresees,” “intends,” “plans” or other words or phrases of similar import.

Because these forward-looking statements involve risks and uncertainties, there are important factors that could cause DeVry’s actual results to differ materially from those projected or implied by these forward-looking statements.  Additional information regarding factors that could cause results to differ can be found in DeVry’s Annual Report on Form 10-K for the fiscal year ended June 30, 2010 and quarterly reports on Form 10-Q for the fiscal quarters ended September 30, 2010, December 31, 2010 and March 31, 2011.

These forward-looking statements are based on information as of August 11, 2011, and DeVry assumes no obligation to publicly update or revise its forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized.

Item 9.01	Financial Statements and Exhibits

99.1	Fiscal 2011 and 2010, historical quarterly Revenue and Operating Income before Non-controlling Interest and Income Taxes by renamed and repositioned segment
99.2	Fiscal 2011 and 2010, historical quarterly Revenue and Operating Income before Non-controlling Interest and Income Taxes by formerly reported segment

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEVRY INC.
(Registrant)

Date: August 11, 2011	By:	/s/ Richard M. Gunst
Richard M. Gunst
Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Fiscal 2011and 2010, historical quarterly Revenue and Operating Income before Non-controlling Interest and Income Taxes by renamed and repositioned segment

99.2	Fiscal 2011and 2010, historical quarterly Revenue and Operating Income before Non-controlling Interest and Income Taxes by formerly reported segment